UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ______)

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Beneficial Mutual Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 16, 2008

Dear Stockholder:

          You are cordially invited to attend the annual meeting of stockholders of Beneficial Mutual Bancorp, Inc. The meeting will be held at The Down Town Club, Public Ledger Building, 150 South Independence Mall West, Philadelphia, Pennsylvania on Thursday, May 22, 2008, at 9:00 a.m., local time.

          The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as representatives of Deloitte & Touche LLP, the Company’s independent registered public accounting firm, will be present to respond to appropriate questions from stockholders.

          It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote via the Internet, by telephone or by completing and mailing the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

          We look forward to seeing you at the meeting.

Sincerely,

/s/ Gerard P. Cuddy

Gerard P. Cuddy
President and Chief Executive Officer

510 Walnut Street
Philadelphia, Pennsylvania 19106
(215) 864-6000

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE .....................	9:00 a.m., local time, on Thursday, May 22, 2008

PLACE ........................................	The Down Town Club
Public Ledger Building
150 South Independence Mall West
Philadelphia, Pennsylvania

ITEMS OF BUSINESS ..............	(1) To elect four directors to serve for a term of one year, five directors to serve for a term of two years and four directors to serve for a term of three years.

(2) To approve the Beneficial Mutual Bancorp, Inc. 2008 Equity Incentive Plan.

(3) To ratify Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

(4) To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

RECORD DATE ........................	To vote, you must have been a stockholder at the close of business on April 4, 2008.

PROXY VOTING ......................

It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet, by telephone or by completing and returning the proxy card or voting instruction card sent to you. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

By Order of the Board of Directors,

/s/ Thomas M. Topley

Thomas M. Topley
Corporate Secretary

Philadelphia, Pennsylvania
April 16, 2008

BENEFICIAL MUTUAL BANCORP, INC.

PROXY STATEMENT

GENERAL INFORMATION

          We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Beneficial Mutual Bancorp, Inc. for the 2008 annual meeting of stockholders and for any adjournment or postponement of the meeting. In this proxy statement, we may also refer to Beneficial Mutual Bancorp, Inc. as “Beneficial Mutual Bancorp,” the “Company,” “we,” “our” or “us.”

          Beneficial Mutual Bancorp is the holding company for Beneficial Bank, which has also operated under the name Beneficial Mutual Savings Bank. In this proxy statement, we may also refer to Beneficial Bank as the “Bank.”

          We are holding the 2008 annual meeting at The Down Town Club, Public Ledger Building, 150 South Independence Mall West, Philadelphia, Pennsylvania on Thursday, May 22, 2008 at 9:00 a.m., local time.

          We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about April 16, 2008.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

          You are entitled to vote your shares of Beneficial Mutual Bancorp common stock that you owned as of April 4, 2008. As of the close of business on April 4, 2008, a total of 82,264,600 shares of Beneficial Mutual Bancorp common stock were outstanding, including 45,792,775 shares of common stock held by Beneficial Savings Bank MHC. Each share of common stock has one vote.

          The Company’s charter provides that, until July 13, 2012, record holders of the Company’s common stock, other than Beneficial Savings Bank MHC, who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of Beneficial Mutual Bancorp in one of the following ways:

•	Directly in your name as the stockholder of record; or

•	Indirectly through a broker, bank or other holder of record in “street name.”

          If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the meeting.

          If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Beneficial Mutual Bancorp common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Quorum and Vote Required

          Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

          Votes Required for Proposals. At this year’s annual meeting, stockholders will elect four directors to serve for a term of one year, five directors to serve for a term of two years and four directors to serve for a term of three years. In voting on the election of directors, you may vote in favor of the nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

          In voting on the approval of the Beneficial Mutual Bancorp, Inc. 2008 Equity Incentive Plan, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of both a majority of the votes eligible to be cast at the annual meeting, including the shares held by Beneficial Savings Bank MHC (“Vote Standard A”) and a majority of the votes cast at the annual meeting, excluding the shares held by Beneficial Savings Bank MHC (“Vote Standard B”).

          In voting on the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2008, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote at the annual meeting is required.

          Routine and Non-Routine Proposals. The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote for the proposal without receiving voting instructions from the owner. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when a broker or other entity is unable to vote on a particular proposal and the broker or other entity has not received voting instructions from the beneficial owner. The election of directors and the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2008 are currently considered routine matters.

          How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

          In the election of directors, votes that are withheld will have no effect on the outcome of the election.

          With respect to the proposal to approve the Beneficial Mutual Bancorp, Inc. 2008 Equity Incentive Plan, abstentions and broker non-votes will have the same effect as a negative vote for Vote Standard A, but will have no effect on the voting for Vote Standard B.

          In counting votes on the proposal to ratify the appointment of the independent registered public accounting firm, abstentions will have the same effect as a vote against the proposal.

          Because Beneficial Savings Bank MHC owns in excess of 50% of the outstanding shares of Beneficial Mutual Bancorp common stock, the votes it casts will ensure the presence of a quorum and determine the outcome of Proposal 1 (Election of Directors) and Proposal 3 (Ratification of Independent Registered Public Accounting Firm).

Voting by Proxy

          The Company’s Board of Directors is sending you this proxy statement to request that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote:

•	FOR each of the nominees for director;

•	FOR the approval of the Beneficial Mutual Bancorp, Inc. 2008 Equity Incentive Plan; and

•	FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

          If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting to solicit additional proxies. If the annual meeting is postponed or adjourned, your shares of Company common stock may be voted by the persons named in the proxy card on the new meeting date, provided that the new meeting occurs within 30 days of the annual meeting and you have not revoked your proxy. The Company does not currently know of any other matters to be presented at the annual meeting.

          You may revoke your proxy at any time before the vote is taken at the annual meeting. To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later-dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

          If you have any questions about voting, please contact D.F. King & Co., Inc., which is assisting the Company, toll free at (800) 901-0068.

Participants in the ESOP or 401(k) Plans

          If you participate in the Beneficial Mutual Savings Bank Employee Stock Ownership Plan (the “ESOP”) or if you invest in Company common stock through the Beneficial Mutual Bancorp, Inc. Stock Fund in either the Beneficial Mutual Savings Bank 401(k) Plan or Beneficial Insurance Services, LLC 401(k) Plan, you will receive a voting instruction card for each plan that reflects all shares you may direct the trustees to vote on your behalf under the respective plans. Under the terms of the ESOP, all allocated shares of Beneficial Mutual Bancorp common stock held by the ESOP are voted by the ESOP trustee, as directed by plan participants. All unallocated shares of Company common stock held by the ESOP and all allocated shares for which no timely voting instructions are received are voted by the ESOP trustee in the same proportion as shares for which the trustee has received timely voting instructions, subject to the exercise of its fiduciary duties. Under the terms of the 401(k) Plans, a participant may direct the Stock Fund trustee of each of the 401(k) Plans how to vote the shares in the Beneficial Mutual Bancorp, Inc. Stock Fund credited to his or her account. The Stock Fund trustees will vote all shares for which they do not receive timely instructions from participants in the same proportion as shares for which the trustees received voting instructions. The deadline for returning your voting instruction cards is May 15, 2008.

CORPORATE GOVERNANCE

Director Independence

          The Company’s Board of Directors currently consists of thirteen members, all of whom are independent under the listing requirements of the Nasdaq Stock Market, Inc., except for Mr. George W. Nise, whom we employed as President and Chief Executive Officer until January 1, 2007 and Mr. Gerard P. Cuddy, whom we currently employ as President and Chief Executive Officer.

Corporate Governance Policies

          The Board of Directors has adopted a corporate governance policy to govern certain activities, including: the duties and responsibilities of directors; the composition, responsibilities and operations of the Board of Directors; the establishment and operation of Board committees; succession planning; convening executive sessions of independent directors; the Board of Directors’ interaction with management and third parties; and the evaluation of the performance of the Board of Directors and of the President and Chief Executive Officer.

Committees of the Board of Directors

         The following table identifies our standing committees and their members at December 31, 2007. All members of each committee are independent in accordance with the listing requirements of the Nasdaq Stock Market, Inc. Each committee operates under a written charter that is approved by the Board of Directors that governs its composition, responsibilities and operation. Each committee reviews and reassesses the adequacy of its charter at least annually. The charters of all three committees are available in the Corporate Governance portion of the Investor Relations section of our website (www.thebeneficial.com).

Director	Audit Committee	Compensation Committee	Corporate Governance Committee

Edward G. Boehne	X	X	X *
Gerard P. Cuddy
Frank A. Farnesi	X *	X *	X
Elizabeth H. Gemmill	X
Thomas F. Hayes
Charles Kahn, Jr.		X	X
Thomas J. Lewis		X	X
Joseph J. McLaughlin	X
Michael J. Morris
George W. Nise
Donald F. O’Neill	X
Craig W. Yates
Roy D. Yates

Number of Meetings in 2007	6	7	4

* Denotes Chairperson

Audit Committee

          The Audit Committee assists the Board of Directors in its oversight of the Company’s accounting, auditing, internal control structure and financial reporting matters, the quality and integrity of the Company’s financial reports and the Company’s compliance with applicable laws and regulations. The Committee is also responsible for engaging the Company’s independent registered public accounting firm and monitoring its conduct and independence. The Board of Directors has designated Frank A. Farnesi as an audit committee financial expert under the rules of the Securities and Exchange Commission. Mr. Farnesi is independent under the listing requirements of the Nasdaq Stock Market, Inc. applicable to audit committee members.

Compensation Committee

          The Compensation Committee approves the compensation objectives for the Company and the Bank, establishes the compensation for the Company’s senior management and conducts the performance review of the President and Chief Executive Officer. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Committee also assists the Board of Directors in evaluating potential candidates for executive positions. See “Compensation Discussion and Analysis” for a discussion of the role of management and compensation consultants in determining and/or recommending the amount or form of executive compensation.

Corporate Governance Committee

          The Company’s Corporate Governance Committee assists the Board of Directors in: (1) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (2) recommending to the Board the director nominees for the next annual meeting; (3) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (4) leading the Board in its annual review of the Board’s performance; and (5) recommending director nominees for each committee.

          Minimum Qualifications. The Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

          If the candidate is deemed eligible for election to the Board of Directors, the Corporate Governance Committee will then evaluate the following criteria in selecting nominees:

•	contributions to the range of talent, skill and expertise of the Board;

•

financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of the stockholders of the Company and the best interests of the institution;

•	the ability to devote sufficient time and energy to the performance of his or her duties;

•	independence under applicable Securities and Exchange Commission and listing definitions; and

•	current equity holdings in the Company.

          The Corporate Governance Committee also will consider any other factors it deems relevant, including diversity, competition, size of the Board of Directors and regulatory disclosure obligations.

          With respect to nominating an existing director for re-election to the Board of Directors, the Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

          Director Nomination Process. The process that the Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

          For purposes of identifying nominees for the Board of Directors, the Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by the Bank. The Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below. The Corporate Governance Committee has not previously used an independent search firm to identify nominees.

          In evaluating potential nominees, the Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

          Considerations of Recommendations by Stockholders. It is the policy of the Corporate Governance Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Corporate Governance Committee’s resources, the Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

          Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.

As to the stockholder making the recommendation, the name and address of such stockholder as they appear on the Company’s books; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

          In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Corporate Secretary of the Company at least 30 days before the date of the annual meeting.

Board and Committee Meetings

          During the year ended December 31, 2007, the Board of Directors of the Company held eleven regular meetings and one special meeting. No director attended fewer than 75% of the total meetings of the Company’s Board of Directors and the committees on which such individual served during fiscal 2007, except for William J. Henrich, Jr. and Paul M. Henkels. Mr. Henrich retired from the Company’s

Board of Directors effective November 15, 2007 and Mr. Henkels retired from the Company’s Board of Directors effective January 17, 2008, each due to illness.

Director Attendance at the Annual Meeting of Stockholders

          The Board of Directors encourages each director to attend the Company’s annual meeting of stockholders. Due to the timing of the completion of the Company’s minority stock offering on July 13, 2007, this will be the Company’s first annual meeting of stockholders.

Code of Ethics and Business Conduct

          Beneficial Mutual Bancorp has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, the Code of Ethics and Business Conduct is designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. A copy of the Code of Ethics and Business Conduct is available in the Corporate Governance portion of the Investor Relations section of our website (www.thebeneficial.com).

REPORT OF THE AUDIT COMMITTEE

          The Company’s management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

          In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 114 (Communication With Those Charged With Governance), including the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

          In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

          The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

          In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with audit standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is “independent.”

          In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission. The Audit Committee also has approved, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

Audit Committee of the Board of Directors of
Beneficial Mutual Bancorp, Inc.
Frank A. Farnesi, Chairman
Elizabeth H. Gemmill
Joseph J. McLaughlin
Michael J. Morris
Donald F. O’Neill
Craig W. Yates
Roy D. Yates

REPORT OF THE COMPENSATION COMMITTEE

          The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis that is required by the rules established by the Securities and Exchange Commission. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement. See “Compensation Discussion and Analysis.”

Compensation Committee of the Board of Directors of
Beneficial Mutual Bancorp, Inc.
Frank A. Farnesi, Chairman
Edward G. Boehne
Thomas F. Hayes
Charles Kahn, Jr.
Thomas J. Lewis
Donald F. O’Neill
Roy D. Yates

DIRECTOR COMPENSATION

          The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2007 fiscal year. The table excludes perquisites, which did not exceed $10,000 in the aggregate for any director.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)(1)	Total ($)

R. Joseph Barnes (2)	$35,300	$1,326	$36,626
Edward G. Boehne	62,300	2,340	64,640
Frank A. Farnesi	62,200	2,336	64,536
Elizabeth H. Gemmill	51,100	1,919	53,019
Thomas F. Hayes	38,500	1,446	39,946
Paul M. Henkels (2)	42,021	1,457	43,478
William J. Henrich, Jr. (3)	23,865	896	24,762
Charles Kahn, Jr.	58,200	2,186	60,386
Thomas J. Lewis	45,200	1,698	46,898
James J. Maguire (4)	20,133	756	20,889
Joseph J. McLaughlin	44,300	1,664	45,964
Michael J. Morris	50,200	1,885	52,085
George W. Nise	34,867	1,310	36,177
Donald F. O’Neill	46,300	1,739	48,039
Craig W. Yates (5)	22,735	854	23,589
Roy D. Yates (5)	21,735	816	22,551

(1)	These amounts represent the Philadelphia city wage tax that the directors incurred in connection with their Board and committee fees. The Company reimbursed the directors for the wage tax.

(2)	Retired from the Board of Directors effective January 17, 2008.

(3)	Retired from the Board of Directors effective November 15, 2007.

(4)	Retired from the Board of Directors effective April 17, 2007.

(5)	Appointed to the Board of Directors on July 13, 2007.

Cash Retainer and Meeting Fees for Non-Employee Directors

          The following table sets forth the applicable retainers and fees that will be paid to non-employee directors for their service on the Bank’s Board of Directors during 2008. Directors do not receive any additional fees for their service on the Boards of Directors of the Company or Beneficial Savings Bank MHC.

Annual Retainer	$20,000
Fee per Board Meeting	1,000
Annual Committee Chair Retainer:
Audit Committee	8,000
Executive, Compensation and Corporate Governance Committees	4,000
Fee per Committee Meeting:
Executive Committee	1,000
Audit Committee	1,000
All Other Committees	900

Non-Vested Deferred Compensation Plan

          The Bank maintains a non-qualified plan that provides all directors with the opportunity to defer all or a portion of the Board and committee fees they earn in connection with their service on the Board. Participating members can elect to have interest paid on their deferrals at a rate and method of computation consistent with the Beneficial Mutual Savings Bank Employees’ Savings Plan or, with Board permission, direct their deferrals to be invested in an investment vehicle of their choice. Participating members are not vested in their deferral accounts until the earlier of: (i) the first day of the calendar year following the participant’s attainment of age 70; (ii) separation of service from the Board due to illness rendering the participant unable to perform his or her duties as a Board member; (iii) the participant’s death; or (iv) termination of Board service due to a change in control, a change in the composition of the Board, or any other event beyond the participant’s control. Participants may elect to receive their plan benefits in a lump sum or in annual installments not to exceed ten years, or any other reasonable Board approval schedule.

Stock-Based Deferral Plan

          In connection with our minority public offering in July 2007, we established a stock-based deferral plan for certain eligible officers and directors. Under the terms of the plan, participants may elect to defer compensation not yet earned and have that compensation invested in Beneficial Mutual Bancorp common stock. Each participant’s deferral election must specify the amount of compensation that is being deferred and the timing of the distributions of the deferrals. Participants may elect to receive distributions upon termination in a lump sum or installments over a period of one to five years. Participants may also make a special change in control election.

STOCK OWNERSHIP

          The following table provides information as of April 4, 2008 with respect to persons known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding shares of common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding

Beneficial Savings Bank MHC 510 Walnut Street Philadelphia, Pennsylvania 19106	45,792,775	55.7%

          The following table provides information about the shares of Company common stock that may be considered to be owned by each director of the Company, each executive officer named in “Executive Compensation—Summary Compensation Table” and by all directors and executive officers of the Company as a group as of April 4, 2008. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown. The number of shares beneficially owned by all directors and executive officers as a group totaled 4.5% of our common stock as of April 4, 2008. Each director and named executive officer owned less than 1% of our outstanding common stock as of that date.

Name	Number of Shares Owned (1)(2)		Percent of Common Stock Outstanding (3)

Directors:
Edward G. Boehne	10,000		*
Gerard P. Cuddy	20,000		*
Frank A. Farnesi	20,000		*
Elizabeth H. Gemmill	14,000		*
Thomas F. Hayes	5,000		*
Charles Kahn, Jr.	30,000	(4)	*
Thomas J. Lewis	8,000		*
Joseph J. McLaughlin	10,000	(5)	*
Michael J. Morris	40,000	(6)	*
George W. Nise	51,216	(7)	*
Donald F. O’Neill	15,000		*
Craig W. Yates	2,802,000	(8)	3.4
Roy D. Yates	631,984	(9)	*

Named Executive Officers Who Are Not Also Directors:
Joseph F. Conners	14,080		*
Andrew J. Miller	10,463		*
Robert J. Bush	38,923	(10)	*

All Executive Officers, Directors and Director Nominees as a Group (16 persons)	3,720,666		4.5%

*	Represents less than 1% of the Company’s outstanding shares.

(1)

Includes shares allocated under the Beneficial Mutual Savings Bank Stock-Based Deferral Plan as to which each participant has voting but not investment power as follows: Mr. Hayes—5,000 shares; Mr. Nise—25,000 shares; and Mr. Conners—2,000 shares.

(2)

Includes shares held under the Beneficial Mutual Savings Bank 401(k) Plan as to which each participant has voting but not investment power as follows: Mr. Nise—11,216 shares; Mr. Conners—9,080 shares; and Mr. Miller—9,963 shares.

(3)	Based on 82,264,600 shares of Company common stock outstanding and entitled to vote as of April 4, 2008.

(4)	Includes 5,000 shares owned by Mr. Kahn’s spouse.

(5)	Includes 5,000 shares owned by Mr. McLaughlin’s spouse.

(6)	Includes 15,000 shares held by a trust in which Mr. Morris is a beneficiary.

(7)	Includes 15,000 shares held by Mr. Nise’s spouse.

(8)	Includes 1,032,928 shares held by a trust in which Mr. Yates is a beneficiary.

(9)	Includes 75,917 shares held by Mr. Yates’ children and one share held as executor of the Charles B. Yates estate.

(10)	Includes 10,423 shares held by Mr. Bush’s children.

ITEMS TO BE VOTED ON BY STOCKHOLDERS

Item 1 — Election of Directors

          The Company’s Board of Directors consists of thirteen members. All thirteen directors will be elected at the annual meeting to serve for a term of one, two or three years, or until their respective successors have been elected and qualified. The nominees to serve for a one-year term, and until their respective successors have been elected and qualified, are Elizabeth H. Gemmill, Thomas F. Hayes, Joseph J. McLaughlin and Craig W. Yates. The nominees to serve for a two-year term, and until their respective successors have been elected and qualified, are Edward G. Boehne, Charles Kahn, Jr., Michael J. Morris, Donald F. O’Neill and Roy D. Yates. The nominees to serve for a three-year term, and until their respective successors have been elected and qualified, are Gerard P. Cuddy, Frank A. Farnesi, Thomas J. Lewis and George W. Nise. All of the nominees are currently directors of the Company and the Bank. Following the election of directors at the annual meeting, the Board will be divided into three classes with three-year staggered terms, with one-third of the directors elected each year.

          Unless you indicated on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of each of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, we know of no reason why any nominee might be unable to serve.

          The Board of Directors recommends that stockholders vote “FOR” the election of all of the nominees.

          Information regarding the nominees for election at the annual meeting is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of December 31, 2007. The indicated period of service as a director includes the period of service as a director of Beneficial Bank.

Board Nominees for Terms Ending in 2009

          Elizabeth H. Gemmill serves as the President of the Warwick Foundation, a private family foundation. Age 62. Trustee of Beneficial Bank and director of Beneficial Savings Bank MHC and Beneficial Mutual Bancorp since 2005. She is also a director of Universal Display Corporation (Nasdaq: PANL), a director of Philadelphia Insurance Companies (Nasdaq: PHLY) and the Chairman of the Board of Directors of Philadelphia University.

          Thomas F. Hayes is the retired President of Philadelphia Gear Corporation, a power transmission company. Age 85. Trustee of Beneficial Bank since 1974 and director of Beneficial Savings Bank MHC and Beneficial Mutual Bancorp since their formation.

          Joseph J. McLaughlin is the retired President of Beneficial Bank. Age 79. Trustee of Beneficial Bank since 1974 and director of Beneficial Savings Bank MHC and Beneficial Mutual Bancorp since their formation.

          Craig W. Yates served as President and Chief Executive Officer of FMS Financial Corporation and Farmers & Mechanics Bank from 1990 to July 2007. Age 65. Trustee of Beneficial Bank and director of Beneficial Savings Bank MHC and Beneficial Mutual Bancorp since 2007.

Board Nominees for Terms Ending in 2010

          Edward G. Boehne is a Senior Economic Advisor for Haverford Trust Company, an asset management company. Age 67. Trustee of Beneficial Bank since 2000 and director of Beneficial Savings Bank MHC and Beneficial Mutual Bancorp since their formation. He is also a director of Toll Brothers, Inc. (NYSE: TOL) and the privately held companies of Haverford Trust Company, Penn Mutual Life Insurance Company and AAA Mid-Atlantic. Mr. Boehne also served as the President of Federal Reserve Bank of Philadelphia.

          Charles Kahn, Jr. serves as the Chairman of Kahn & Co., Inc., a real estate company. Age 83. Trustee of Beneficial Bank since 1974 and director of Beneficial Savings Bank MHC and Beneficial Mutual Bancorp since their formation.

          Michael J. Morris is the retired President and Chief Executive Officer of Transport International Pool Inc., a transport trailer company. Age 73. Trustee of Beneficial Bank since 1989 and director of Beneficial Savings Bank MHC and Beneficial Mutual Bancorp since their formation. He is also a director of Philadelphia Insurance Companies (Nasdaq: PHLY) and Met-Pro Corporation (NYSE: MPR).

          Donald F. O’Neill is the Chairman of PM Company, a paper converting company. Age 68. Trustee of Beneficial Bank since 1988 and director of Beneficial Savings Bank MHC and Beneficial Mutual Bancorp since their formation.

          Roy D. Yates served as the Chairman of the Board of FMS Financial Corporation. Mr. Yates is a Professor of Electrical and Computer Engineering at Rutgers University in Piscataway, New Jersey. Age 45. Roy D. Yates is the nephew of Craig W. Yates. Trustee of Beneficial Bank and director of Beneficial Savings Bank MHC and Beneficial Mutual Bancorp since 2007.

Board Nominees for Terms Ending in 2011

          Gerard P. Cuddy is our President and Chief Executive Officer, effective January 1, 2007, and also serves as the Chairman of the Board. From May 2005 to November 2006, Mr. Cuddy was a senior lender at Commerce Bank and from 2002 to 2005, Mr. Cuddy served as a Senior Vice President of Fleet/Bank of America. Prior to Mr. Cuddy’s service with Fleet/Bank of America, Mr. Cuddy held senior management positions with First Union National Bank and Citigroup. Age 48. Trustee of Beneficial Bank and director of Beneficial Savings Bank MHC and Beneficial Mutual Bancorp since 2006.

          Frank A. Farnesi is a retired partner of KPMG, LLP. Age 60. Trustee of Beneficial Bank and director of Beneficial Savings Bank MHC and Beneficial Mutual Bancorp since 2004. He is also a director of RAIT Investment Trust (NYSE: RAS) and a Trustee of Immaculata University.

          Thomas J. Lewis is the President and Chief Executive Officer of Thomas Jefferson University Hospitals, Inc. Age 55. Trustee of Beneficial Bank and director of Beneficial Savings Bank MHC and Beneficial Mutual Bancorp since 2005.

          George W. Nise served as our President and Chief Executive Officer until his retirement effective January 1, 2007. Age 65. Trustee of Beneficial Bank since 2000 and director of Beneficial Savings Bank MHC and Beneficial Mutual Bancorp since their formation.

Item 2 — Approval of the Beneficial Mutual Bancorp, Inc. 2008 Equity Incentive Plan

          On March 20, 2008, the Company’s Board of Directors adopted, subject to stockholder approval at the annual meeting, the Beneficial Mutual Bancorp 2008 Equity Incentive Plan (the “2008 Plan”). The 2008 Plan will become effective as of the date of approval by the Company’s stockholders.

          The Board of Directors has reserved a total of 5,643,351 shares of common stock for issuance upon the grant or exercise of awards made pursuant to the 2008 Plan. All of the Company’s employees, officers, and directors are eligible to participate in the 2008 Plan. A summary of the 2008 Plan follows. This summary is qualified in its entirety by the full text of the 2008 Plan, which is attached to this proxy statement as Appendix A.

          The Board of Directors recommends that stockholders vote “FOR” the approval of the Beneficial Mutual Bancorp, Inc. 2008 Equity Incentive Plan.

Summary of the 2008 Plan

          Purpose. The 2008 Plan promotes the Company’s success by linking the personal interests of its employees, officers and directors to the interests of the Company’s stockholders, and by providing participants with an incentive for outstanding performance.

          Permissible Awards. The 2008 Plan authorizes awards in any of the following forms:

•	options to purchase shares of Company common stock, which may be non-statutory stock options or incentive stock options under Section 422 of the U.S. Internal Revenue Code (the “Code”); and

•	restricted stock grants, which are subject to restrictions on transferability and forfeiture.

          Shares Available for Awards. Subject to adjustment as provided in the 2008 Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the 2008 Plan is 5,643,351. Of the total shares available under the 2008 Plan, 4,030,965 may be issued in connection with the exercise of stock options and 1,612,386 may be issued as restricted stock.

          Limitations on Awards. The maximum number of shares of Company common stock that may be covered by options granted under the 2008 Plan to any one person during any one calendar year is 1,007,741.

          Section 162(m) of the Internal Revenue Code. Section 162(m) of the Code denies a tax deduction to public companies for compensation paid to certain “covered employees” in a taxable year in excess of $1,000,000, unless the plan contains certain features that qualify the compensation as “performance-based compensation.” One of the required features to allow stock options granted at fair market value to be treated as “performance-based compensation” is for the plan under which the options are granted to be approved by the stockholders. In addition, the plan must state the maximum number of options that any individual may be granted over a specified period of time. For grants of restricted stock shares to meet the requirements of Section 162(m) of the Code, stockholders must approve the material provision of the plan regarding performance goals under which the awards will vest. The proposed plan contains all of these features and will enable awards under the 2008 Plan to be eligible to qualify for full tax deductibility to the Company under Section 162(m) of the Code.

          Administration. A committee appointed by the Board of Directors (which committee shall consist of at least two disinterested directors) (the “Committee”) will administer the 2008 Plan. The Committee will designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2008 Plan; and make all other decisions and determinations that may be required under the 2008 Plan.

          Limitations on Transfer; Beneficiaries. Generally, participants may not assign or transfer awards, other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, pursuant to a qualified domestic relations order. The Committee may permit other transfers, however, where it concludes that a transfer will not result in accelerated taxation, will not cause any option intended to be an incentive stock option to fail to qualify as such, and that a transfer is otherwise appropriate and desirable, taking into account any factors deemed relevant, including, without limitation, applicable state or federal tax or securities laws or regulations. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and receive any distribution with respect to any award upon the participant’s death.

          Acceleration Upon Certain Events. Unless an award agreement provides otherwise, if a participant’s service terminates by reason of death or disability, all of the participant’s outstanding options and restricted stock awards will become fully vested and exercisable and all time-based vesting restrictions on the outstanding awards will lapse. The vesting of awards will also accelerate upon a change of control of the Company, as defined in the 2008 Plan. All awards will also vest and become immediately exercisable upon a change in control.

          Adjustments. In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company’s common stock into a lesser number of shares, the 2008 Plan provides for the automatic proportionate adjustment of the share authorization limits, and the shares then subject to each award under the 2008 Plan, without any change in the aggregate purchase price for each award. If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2008 Plan will be adjusted proportionately and the Committee will adjust the 2008 Plan and outstanding awards as necessary to preserve the benefits or potential benefits of the awards.

Termination and Amendment

          The Board of Directors may, at any time and from time to time, terminate or amend the 2008 Plan. Stockholders must approve amendments to the 2008 Plan that will materially increase the number of shares of stock issuable under the 2008 Plan, expand the types of awards provided under the 2008 Plan, materially expand the class of participants eligible to participate in the 2008 Plan, materially extend the term of the 2008 Plan, or otherwise constitute a material amendment requiring stockholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations. In addition, the Board of Directors may condition any amendment on the approval of the stockholders for any other reason. No termination or amendment of the 2008 Plan may adversely affect any award previously granted under the 2008 Plan without the written consent of the participant.

          The Committee may amend or terminate outstanding awards; however, such actions may require the consent of the participant and, unless approved by the stockholders or otherwise permitted by the anti-dilution provisions of the 2008 Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing

          As previously discussed under “Termination and Amendment,” outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company’s stockholders. The exchange of an “underwater” option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company’s stockholders.

Regulatory Restrictions

          Under the 2008 Plan, the Committee may not grant options and restricted stock to any one individual for shares that would exceed 25% of the shares reserved for each type of award. The Committee may not grant options and restricted stock to any non-employee individual director for shares that would exceed 5% of the shares received for each type of award. The Committee may not grant, in the aggregate, to non-employee directors options and restricted stock that would exceed 30% of the shares reserved for each type of award. All awards must vest over a period of time no more rapidly than 20% per year commencing on the first anniversary of the date of grant; however, awards may fully vest upon death or disability of an award recipient or upon a change in control. These provisions comply with the rules and regulations issued by the Office of Thrift Supervision (the “OTS”).

Certain Federal Income Tax Effects

          Non-statutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a non-statutory stock option under the 2008 Plan. When the optionee exercises a non-statutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction, subject to any applicable limitations under Code Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the optionee held the shares.

          Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for at least two years after the date the option was granted or for one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

          Restricted Stock. Unless a participant makes an election to accelerate recognition of income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code

Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock on that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the participant later forfeits the stock, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Item 3 — Ratification of Independent Registered Public Accounting Firm

          The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP to be the Company’s independent registered public accounting firm for the 2008 fiscal year, subject to ratification by stockholders. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

          If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the shares represented at the annual meeting and entitled to vote, other independent registered public accounting firms may be considered by the Audit Committee of the Board of Directors.

          The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2008 fiscal year.

          Audit Fees. The following table sets forth the fees billed to the Company for the fiscal years ended December 31, 2007 and 2006 by Deloitte & Touche LLP.

	2007	2006

Audit Fees (1)	$574,550	$234,500
Audit Related Fees (2)	664,165	22,750
Tax Fees	—	—

(1)

Includes professional services rendered for the audit of the Company’s annual consolidated financial statements and review of consolidated financial statements included in Quarterly Reports on Form 10-Q, or services normally provided in connection with statutory and regulatory filings (i.e., attest services required by the Federal Deposit Insurance Corporation Improvement Act or Section 404 of the Sarbanes-Oxley Act), including out-of-pocket expenses.

(2)

For 2007, includes $628,175 related to the Company’s minority stock offering and related securities registration statement and $25,990 in connection with the filing of a Form 8-K/A relating to the Company’s acquisition of FMS Financial Corporation. For 2006, includes $19,750 in fees for services rendered in connection with the Company’s acquisition of FMS Financial Corporation.

          Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing, setting the compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent auditor. Such approval process ensures that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

          In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services. During the year ended December 31, 2007, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

COMPENSATION DISCUSSION AND ANALYSIS

Our Compensation Philosophy

          Our compensation philosophy for our named executive officers is founded on the premise that the success of Beneficial Mutual Bancorp, Inc. and its subsidiaries depends, in large part, on the dedication and commitment of the people we place in key operating positions to drive our business strategy. We strive to satisfy the demands of our business model by providing our management team with incentives tied to the successful implementation of our corporate objectives. However, we recognize that the company operates in a competitive environment for talent. Therefore, our approach to compensation considers the full range of compensation techniques that enable us to compare favorably with our peers as we seek to attract and retain key personnel.

          We ground our compensation philosophy on four basic principles:

•

Meeting the Demands of the Market – Our goal is to compensate our employees at competitive levels that position us as the employer of choice among our peers who provide similar financial services in the markets we serve.

•

Aligning with Stockholders – Following stockholder approval of the Beneficial Mutual Bancorp, Inc. 2008 Equity Incentive Plan, we intend to use equity compensation as an additional component of our compensation mix to develop a culture of ownership among our named executive officers and to align their individual financial interests with the interests of our stockholders.

•	Performance – We will structure our compensation program to reward our named executive officers for high performance and superior management skills.

•	Reflecting our Business Philosophy – Our approach to compensation reflects our values and the way we do business in the communities we serve.

Elements Used to Implement Our Compensation Objectives

          The compensation program for our named executive officers currently relies on two primary elements: (i) base compensation; and (ii) short-term, cash-based incentive compensation awards through our Management Incentive Plan. Following stockholder approval of the Beneficial Mutual Bancorp, Inc. 2008 Equity Incentive Plan, we intend to utilize the 2008 Equity Incentive Plan to provide our named executive officers with equity-based, long-term incentive compensation. We believe that we can meet the objectives of our compensation philosophy by achieving a balance among these three elements that is competitive with our industry peers and creates appropriate incentives for our named executive officers. To achieve the necessary balance, the Compensation Committee of our Board of Directors has worked closely with the compensation consulting firm of Pearl Meyer & Partners. See “Role of Compensation Consultant” for a detailed description of the services provided by Pearl Meyer & Partners.

          Base Compensation. Each named executive officer has his base salary reviewed on an annual basis in connection with the executive’s performance review. Decisions regarding salary adjustments take into account an executive’s current base salary and the amounts paid to the executive’s peers within and outside Beneficial Mutual Bancorp, Inc. Our goal is to maintain salary levels for our named executive officers at levels consistent with base pay received by those in comparable positions at our peers. Therefore, in order to be competitive we target base salaries to be at the median level of our peers. We obtain peer group information from a variety of sources including survey data gathered by Pearl Meyer & Partners. See “Peer Group Analysis” for information of the financial institutions used to benchmark base compensation levels. We also evaluate salary levels at the time of promotion or other change in responsibilities or as a result of specific commitments we made when a specific officer was hired. Individual performance and retention risk are also considered as part of our annual assessment. See the “Executive Compensation – Summary Compensation Table” for salaries paid to our named executive officers in 2007.

          Short-term Cash-Based Incentive Compensation. During 2007, Beneficial Mutual Savings Bank implemented the Management Incentive Plan. The plan is designed to recognize and reward management for their collective and individual contributions to our success. The plan focuses on performance measures that are critical to our growth. The plan design for 2007 focused on three performance measures: (1) Bank performance; (2) FMS Financial Corporation (“FMS”) integration; and (3) individual performance. During 2007, our financial performance measures were based on a quantitative assessment of performance (40% net income and 20% efficiency ratio). FMS integration and individual performance was assessed on a qualitative manner (success of FMS integration and individual performance). The acquisition of FMS by Beneficial Mutual Bancorp was completed in July 2007. The FMS transaction was the first significant acquisition in the Company’s long history, and the successful integration of FMS into Beneficial Mutual Bancorp was a top priority for management and the Board in order to avoid or minimize any adverse impact on customer service or employee relations. The 2007 Management Incentive Plan Awards varied based on performance and ranged from 0% of target (not achieving minimal performance) to 150% of target for exceptional performance. See “Executive Compensation − Summary Compensation Table” for Management Incentive Plan awards earned in 2007. See also “Executive Compensation – Plan-Based Awards” for information on the threshold, target and stretch levels for the 2007 Management Incentive Plan. For the 2008 fiscal year, the Compensation Committee has adopted a new Management Incentive Plan that sets forth two performance measures: (i) financial performance (i.e., our earnings per share and our efficiency ratio); and (ii) individual performance (i.e., two to three individual goals that reflect required contributions to a participant’s department).

          Long-Term Equity-Based Compensation. Following shareholder approval of the Beneficial Mutual Bancorp, Inc. 2008 Equity Incentive Plan, we expect to utilize the plan to grant stock options and restricted stock awards to reward outstanding performance and focus our named executive officers on the task of creating long-term stockholder value. By increasing the equity holdings of our named executive officers, we will provide them with a continuing stake in our long-term success. The nature and size of awards under the Beneficial Mutual Bancorp, Inc. 2008 Equity Incentive Plan will be based on a number of factors including regulatory guidelines, awards made to those holding comparable positions in our peer group and the tax or accounting treatment of specific equity compensation techniques.

Role of the Compensation Committee

          We rely on the Compensation Committee to develop the broad outline of our compensation program and to monitor the success of the program in achieving the objectives of our compensation philosophy. The Compensation Committee is also responsible for the administration of our compensation programs and policies, including the administration of our cash- and stock-based incentive programs.

          The Compensation Committee operates under a written charter that establishes its responsibilities. The Compensation Committee and the Board of Directors review the charter periodically to ensure that the scope of the charter is consistent with the Compensation Committee’s expected role. Under the charter, the Compensation Committee is charged with general responsibility for the oversight and administration of our compensation program. The charter vests in the Compensation Committee principal responsibility for determining the compensation of the Chief Executive Officer based on the Compensation Committee’s evaluation of his performance. The charter also authorizes the Compensation Committee to engage consultants and other professionals without management approval to the extent deemed necessary to discharge its responsibilities.

          During 2007, the Compensation Committee met seven times, including one executive session attended by Compensation Committee members only. The current members of the Compensation Committee are Messrs. Frank A. Farnesi (Chairman), Charles Kahn, Jr., Edward G. Boehne, Donald F. O’Neill, Thomas J. Lewis, Roy D. Yates and Thomas F. Hayes.

Role of the Compensation Consultant

          The Compensation Committee engaged Pearl Meyer & Partners to provide compensation data and recommendations that can be used to develop compensation programs that support our strategies as a public company. Pearl Meyer & Partners has provided consulting services in the areas of executive compensation, director compensation and short-term and long-term incentive plan design. Pearl Meyer & Partners also helped the Compensation Committee create a peer group of institutions for purposes of benchmarking cash compensation for the Company’s named executive officers and directors. See “Peer Group Analysis.”

Role of Management

          Our Chief Executive Officer, in conjunction with representatives of the Compensation Committee and the Human Resources Department, develops recommendations regarding the appropriate mix and level of compensation for our named executive officers. The recommendations consider the objectives of our compensation philosophy and the range of compensation programs authorized by the Compensation Committee. The Chief Executive Officer meets with the Compensation Committee to discuss the compensation recommendations for the other named executive officers. Our Chief Executive Officer does not participate in Compensation Committee discussions relating to the determination of his compensation.

Peer Group Analysis

          We firmly believe that the cornerstone of our compensation program is the maintenance of a competitive compensation program relative to the companies with whom we compete for talent. During 2007, we engaged Pearl Meyer & Partners to benchmark base compensation and short-term cash-based incentives for our Chief Executive Officer, as well as other named executive officers. The 2007 survey sources included Watson Wyatt Financial Institutions Benchmark Survey (National), Clark Consulting Banking Compensation Survey Report (Northeast) and Mercer Financial Services Survey – Retail Banking. Pearl Meyer & Partners designed a peer group to include publicly-traded institutions of comparable asset size, geographic location, operating characteristics and financial performance. The Compensation Committee utilized the peer group data on net income and efficiency ratios to establish competitive cash incentives under the management incentive plan and to recommend executive and director compensation. The following institutions make up our peer group for 2007.

NewAlliance Bancshares, Inc.
Northwest Bancorp, Inc (MHC)
First Commonwealth Financial Corp.
Provident Financial Services, Inc.
Investors Bancorp, Inc. (MHC)
National Penn Bancshares, Inc.
NBT Bancorp Inc.
Community Bank System, Inc.
Partners Trust Financial Group, Inc.
Community Banks, Inc.
Harleysville National Corporation
S&T Bancorp, Inc.
Sun Bancorp, Inc.
Sterling Financial Corporation
Dime Community Bancshares, Inc.
U.S.B. Holding Co., Inc.
Yardville National Bancorp
TrustCo Bank Corp NY
WSFS Financial Corporation
KNBT Bancorp, Inc.
Provident New York Bancorp
Flushing Financial Corporation

Allocation Among Compensation Components

          Under our present structure, base salary has represented the largest component of compensation for our named executive officers. Following stockholder approval of the proposed equity plan, we intend to compensate our named executive officers based on a mix of base salary, short-term incentive compensation and equity compensation. The allocation of these compensations will vary depending upon the role of the individual officer in the organization. In allocating compensation among these elements, we believe that the compensation of our senior-most levels of management should be performance-based, while lower levels of management should receive a greater portion of their compensation in base salary.

Employment and Management Agreements

          In December 2007, the Compensation Committee authorized employment agreements for our named executive officers. In addition to outlining the terms and conditions of employment for each of our named executive officers, the employment agreements also ensure the stability of our management team by providing the executives with financial protection in the event a named executive officer is involuntarily terminated by Beneficial Mutual Savings Bank or Beneficial Mutual Bancorp for reasons other then cause (as defined in the employment agreements) or if a named executive officer is terminated in connection with a change in control. Our named executive officers entered into employment agreements with Beneficial Mutual Bancorp and Beneficial Mutual Savings Bank effective January 7, 2008. See “Executive Compensation − Employment/Management Agreements” and “Potential Post-Termination Benefits” for a detailed discussion of the terms of the employment agreements and the benefits provided upon termination of service.

          Beneficial Insurance Services, LLC (a subsidiary of Beneficial Bank) continues to maintain a Senior Management Agreement with Robert J. Bush. The agreement was entered into in 2005 in connection with the asset purchase agreement dated January 14, 2005 between Paul Hertel & Company and Beneficial Insurance Services, LLC. Mr. Bush is an integral part of Paul Hertel & Company and Beneficial Insurance Services wanted to secure his services under a management agreement for the time period and under the terms described in the Senior Management Agreement. See “Executive Compensation – Employment/Management Agreements” and “– Potential Post-Termination Benefits” for a detailed discussion of the terms of the management agreement and the benefits provided upon termination of service.

Tax and Accounting Considerations

          In consultation with our advisors, we evaluate the tax and accounting treatment of each of our compensation programs at the time of adoption and on an annual basis to ensure an understanding of the financial impact of the program. Our analysis includes a detailed review of recently adopted and pending changes in tax and accounting requirement. As part of our review, we consider modifications and/or alternatives to existing programs to take advantage of favorable changes in the tax or accounting environment or to avoid adverse consequences. To preserve maximum flexibility in the design and implementation of our compensation program, we have not adopted a formal policy that requires all compensation to be tax deductible. However, to the greatest extent possible, it is our intent to structure our compensation programs in a tax efficient manner.

Retirement Benefits; Employee Welfare Benefits

          We offer our employees tax-qualified retirement and savings plans. Our primary pension vehicle is our defined benefit pension plan, which is funded on an annual basis at levels recommended by our actuaries. The pension plan is complemented by a 401(k) plan that enables our employees to supplement their retirement savings with elective deferral contributions that we match at specified levels. In connection with our initial public offering, we implemented an employee stock ownership plan which provides eligible employees with a stock-based retirement benefit at no cost to the employee. In November 2007, the Compensation Committee engaged Towers Perrin, an independent consulting firm, to review our tax-qualified retirement programs. Towers Perrin met with our Compensation Committee and members of our management team several times to discuss various design alternatives for our tax-qualified retirement plans. Our Compensation Committee and members of our management team intend to continue to work with Towers Perrin to determine the best course of action with regards to our retirement plans.

          In addition to retirement programs, we provide our employees with coverage under medical, life insurance and disability plans on terms consistent with industry practice.

Perquisites

          We annually review the perquisites that we make available to our named executive officers. The primary perquisites for senior managers include an automobile allowance, computer and communications equipment and certain club dues. See Footnote 2 to “Executive Compensation − Summary Compensation Table” for detailed information on the perquisites provided to our named executive officers.

Director Compensation

          Our outside directors are compensated through a combination of retainers and meeting fees. Directors who are also employees of Beneficial Mutual Bancorp do not receive additional compensation for service on the Board. The level and mix of director compensation is revised by the Compensation Committee on a periodic basis to ensure consistency with the objectives of our overall compensation philosophy. In 2007, we engaged Pearl Meyer & Partners to review our director compensation program. This review resulted in changes to our director compensation program, including increased retainers and meeting fees, effective January 1, 2008.

Stock Compensation Grant and Award Practices

          We expect that following stockholder approval of the Beneficial Mutual Bancorp, Inc. 2008 Equity Incentive Plan, our Compensation Committee’s grant making process will be independent of any consideration of the timing of the release of material nonpublic information, including with respect to the determination of grant dates or stock option exercises. Similarly, we expect that the release of material nonpublic information will never be timed with the purpose or intent to affect the value of executive compensation.

Stock Ownership Requirements

          We have not adopted formal stock ownership requirements for our named executive officers or Board members. As a practical matter, our officers and directors hold meaningful interests in our stock, which they have accumulated through participation in stock compensation programs and individual purchases.

Compensation for the Named Executive Officers in 2007

          Chief Executive Officer Compensation. In determining Mr. Cuddy’s compensation, the Compensation Committee conducted a performance appraisal that reviewed Mr. Cuddy’s financial, strategic and operational achievements. In its review, the Compensation Committee noted that Mr. Cuddy exhibits strong leadership skills and is moving the Company in a direction that has the potential to enhance long-term stockholder value. Mr. Cuddy’s efforts have ensured that systems are maintained to protect our assets and provide effective control of operations. Mr. Cuddy has also served as our chief spokesperson, communicating effectively with our stockholders, as well as the customers of Beneficial Mutual Savings Bank. In light of the Compensation Committee’s assessment of Mr. Cuddy’s performance and the Company’s financial performance, Mr. Cuddy was awarded a salary increase of $50,000, which represents an 11.76% increase in his base salary. Mr. Cuddy’s salary increase became effective on January 1, 2008. In addition to a salary increase, the Compensation Committee awarded Mr. Cuddy a Management Incentive Plan award for the 2007 plan year. See “Executive Compensation – Summary Compensation Table” for awards earned in 2007. In connection with Mr. Cuddy’s performance and overall compensation review, the Bank and the Company entered into a twenty-four month employment agreement with Mr. Cuddy effective January 1, 2008. See “Executive Compensation – Employment/Management Agreements” for a detailed description of the agreement. We believe that Mr. Cuddy’s overall compensation structure is consistent with our objective to reward, align, motivate and challenge Mr. Cuddy to continue to lead our company successfully.

          Compensation for Our Other Named Executive Officers. In determining compensation for Messrs. Conners, Bush and Miller the Compensation Committee reviewed the performance appraisals presented by Mr. Cuddy and the salary and bonus survey data provided by Pearl Meyer & Partners. On

December 20, 2007, the Compensation Committee adjusted base salaries for Messrs. Conners, Bush and Miller by 4.00%. Based on these adjustments, Messrs. Conners, Bush and Miller currently receive a base salary of $280,800, $312,000 and $280,800, respectively. The salary increases became effective January 1, 2008. In addition to a salary increase, the Compensation Committee awarded Messrs. Conners, Bush and Miller a Management Incentive Plan award for the 2007 plan year. See “Executive Compensation – Summary Compensation Table” for awards earned in 2007. In connection with the executives’ overall performance review, the Bank and the Company entered into a twenty-four month employment agreement with the executives. The Compensation Committee believes that the compensation for our named executive officers is consistent with our compensation objectives and rewards the individuals for their contribution to the overall performance of Beneficial Mutual Savings Bank.

          In connection with a company-wide reduction in force, the employment of Paul R. Driscoll, a former Executive Vice President of the Bank, was terminated effective December 31, 2007 and Mr. Driscoll entered into a Separation Agreement and General Release with Beneficial Mutual Savings Bank effective November 27, 2007. Under the terms of the agreement, Mr. Driscoll received a gross lump sum payment on February 1, 2008 of $718,688, which represents three years of pay at Mr. Driscoll’s regular annual base salary, less normal withholdings.The agreement also provided Mr. Driscoll with group health coverage under the Bank’s group health insurance program for a period of three years after his termination of service.

EXECUTIVE COMPENSATION

Summary Compensation Table

          The following table provides information concerning the total compensation earned or paid to the principal executive officer and principal financial officer of the Company and our three other most highly compensated executives. These five officers are referred to as the “named executive officers” in this proxy statement.

Name and Principal Position	Year	Salary		Bonus		Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings (1)	All Other Compensation (2)		Total

Gerard P. Cuddy	2007	$425,000		$—		$102,000	$—	$30,938		$557,938
President and Chief Executive Officer	2006	49,038	(3)	50,000	(4)	—	—	—		99,038

Joseph F. Conners	2007	269,519		—		40,500	98,150	14,464		422,633
Executive Vice President and	2006	245,000		50,000		—	128,648	1,728		425,376
Chief Financial Officer

Andrew J. Miller	2007	269,519		—		40,500	96,522	14,626		421,167
Executive Vice President and	2006	245,000		15,000		—	122,387	1,883		384,270
Chief Lending Officer of the Bank

Robert J. Bush	2007	280,957		—		45,000	11,276	25,597		362,830
Executive Vice President of the Bank	2006	219,317		19,500		—	—	14,043		252,860

Paul R. Driscoll (5)	2007	239,364		—		12,000	164,385	733,874	(5)	1,149,623
Executive Vice President of the Bank	2006	229,362		15,000		—	149,422	2,383		396,167

(1)

Represents the actuarial change in pension value in the executives’ amounts during the years ended December 31, 2007 and 2006 under the Beneficial Mutual Savings Bank Employees’ Pension and Retirement Plan, the Beneficial Mutual Savings Bank Supplemental Pension and Retirement Plan and the life insurance portion of each executive’s salary continuation agreement. See “Pension Benefits” below for a further discussion of these arrangements.

(2)

Details of the amounts reported in the “All Other Compensation” column for 2007 are provided in the table below. In addition to the amounts set forth below, the Bank also made a $718,688 severance payment to Mr. Driscoll in connection with the termination of his employment as a result of the Bank’s reduction in force. See footnote 5 below for more information.

	Mr. Cuddy		Mr. Conners		Mr. Miller		Mr. Bush		Mr. Driscoll

Employer contributions to 401(k) plans	$—		$1,000		$1,000		$1,829		$1,000
Income recognized under split dollar life insurance arrangements	—		856		1,018		—		1,578
Market value of ESOP contributions	12,608		12,608		12,608		12,608		12,608
Perquisites	18,330	(a)	—	(b)	—	(b)	11,160	(c)	—	(b)

(a)	Consisted of club memberships.

(b)	Did not exceed $10,000.

(c)	Consisted of car allowance.

(3)	While Mr. Cuddy’s base salary in 2006 was $425,000, the amount shown represents his partial year compensation from his start date on November 13, 2006.

(4)	Mr. Cuddy received a $50,000 hiring bonus in 2006 pursuant to his written offer of employment from the Bank.

(5)

Mr. Driscoll’s employment with the Bank was terminated effective December 31, 2007 in connection with a reduction in force publicly announced by the Company on October 12, 2007. Mr. Driscoll received a $718,688 severance payment in connection with his termination of employment.

Employment/Management Agreements

          The Company and the Bank maintain an employment or management agreement with Gerard P. Cuddy, Joseph F. Conners, Andrew J. Miller and Robert J. Bush. The employment agreements, which were entered into on January 7, 2008, have an initial two-year term, and may be extended, if agreed to in writing by the parties to the agreements. The employment agreements provide for, among other things, a minimum annual base salary, eligibility to participate in employee benefit plans and programs maintained by the Company and the Bank for the benefit of their employees, including discretionary bonuses, incentive compensation programs, participation in medical, dental, pension, profit sharing, retirement and stock-based compensation plans and certain fringe benefits applicable to executive personnel. Under the terms of Mr. Cuddy’s employment agreement, his annual incentive compensation opportunity for 2008 and 2009 shall be no less than $100,000 and $125,000, respectively. In the event Messrs. Cuddy, Conners or Miller is terminated by the Company or the Bank for reasons other than a change in control, the executive will be subject to a one-year non-compete agreement.

          The Bank, Beneficial Insurance Services, LLC and Robert J. Bush entered into a Senior Management Agreement on January 14, 2005 in connection with Beneficial Insurance Services, LLC’s acquisition of Paul Hertel & Co. The agreement provides that Mr. Bush is an at will employee of Beneficial Insurance Services, LLC and subject to non-compete and non-solicitation restrictions similar to those provided for in Mr. Bush’s employment agreement with the Company and the Bank. The non-competition restrictions will expire two years following Mr. Bush’s termination of employment and the non-solicitation restrictions will expire five years following his termination of employment.

          See “Potential Post-Termination Benefits” for a discussion of the benefits and payments each executive may receive under his employment or management agreement upon his termination of employment.

Grants of Plan Based Awards

          The following table shows all plan based awards granted to our named executive officers during the year ended December 31, 2007.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)

Name	Date of Corporate Approval	Threshold ($)	Target ($)	Maximum ($)

Gerard P. Cuddy	4/6/2007	$85,000	$170,000	$255,000

Joseph F. Conners	4/6/2007	33,750	67,500	101,250

Andrew J. Miller	4/6/2007	33,750	67,500	101,250

Robert J. Bush	4/6/2007	37,500	75,000	112,500

Paul R. Driscoll	4/6/2007	30,000	60,000	90,000

(1)

This table shows the awards that were possible at the threshold, target and maximum levels of performance. The “Summary Compensation Table” shows the actual awards earned by our named executive officers under the 2007 Management Incentive Plan.

          Management Incentive Plan. The Bank maintains a management incentive plan to recognize and reward executives for their individual and collective contributions to the success of the Bank. The management incentive plan focuses on performance measures that are critical to the profitability and growth of the Bank. Only senior management who are in a position to successfully execute the Bank’s strategic plan may participate in the management incentive plan. The performance measurement period for the 2007 incentive awards was January 1st through December 31st. For 2007, awards were determined based on a combination of our financial performance, integration of FMS Financial Corporation and Farmers & Mechanics Bank and a participant’s individual performance. Each plan participant had a 2007 target incentive opportunity based on competitive market practice for his or her position. The target incentive reflects a percentage of base salary and is determined consistent with competitive market practices.

          For additional information regarding management incentive plan awards, please reference the short-term, cash-based incentive compensation section of our “Compensation Discussion and Analysis” contained in this proxy statement.

Pension Benefits

          The following table sets forth the actuarial present value of each named executive officer’s accumulated benefit under our tax-qualified and non tax-qualified defined benefit plans, along with the number of years of credited service under the respective plans. No distributions were made under the plans in 2007.

Name	Plan Name	Number of Years of Credited Service (1)		Present Value of Accumulated Benefit ($) (2)

Gerard P. Cuddy	Employees’ Pension and Retirement Plan of Beneficial Mutual Savings Bank	—		—

	Supplemental Pension and Retirement Plan of Beneficial Mutual Savings Bank	—		—

Joseph F. Conners	Employees’ Pension and Retirement Plan of Beneficial Mutual Savings Bank	25		413,549

	Supplemental Pension and Retirement Plan of Beneficial Mutual Savings Bank	25		58,521

	Salary Continuation Agreement	25	(3)	9,359

Andrew J. Miller	Employees’ Pension and Retirement Plan of Beneficial Mutual Savings Bank	34		491,092

	Supplemental Pension and Retirement Plan of Beneficial Mutual Savings Bank	34		53,279

	Salary Continuation Agreement	25	(3)	14,483

Robert J. Bush	Employees’ Pension and Retirement Plan of Beneficial Mutual Savings Bank	0.5		8,457

	Supplemental Pension and Retirement Plan of Beneficial Mutual Savings Bank	0.5		2,819

Paul R. Driscoll	Employees’ Pension and Retirement Plan of Beneficial Mutual Savings Bank	35		705,317

	Supplemental Pension and Retirement Plan of Beneficial Mutual Savings Bank	35		54,388

	Salary Continuation Agreement	25	(3)	55,414

(1)	Represents the number of years of credited service used only to determine the benefit under the pension plan.

(2)	The present value of each executive’s accumulated benefit assumes normal retirement (age 65), the election of a single life form of pension and is based on a 6.5% discount rate.

(3)	The maximum years of service credit for the salary continuation agreements is 25.

          Employees’ Pension and Retirement Plan. The Employees’ Pension and Retirement Plan of Beneficial Mutual Savings Bank provides retirement benefits for eligible employees. Employees are eligible to participate in the retirement plan on the January 1st or July 1st that coincides with or next follows their attainment of age 21 and completion of 1,000 hours of service during a twelve consecutive month period. An active participant may retire on or after the date the participant attains age 65 and upon retirement, after twenty-five accrual years of service as a participant, receive a monthly pension in the form of a straight life annuity equal to 50% of his or her average monthly compensation. If the participant’s service is less than 25 years, his or her pension will be adjusted by the ratio of service to 25 years. After attainment of age 55 and the completion of five years of service, an active participant may elect early retirement. Upon early retirement a participant will be entitled to receive his or her accrued pension commencing on his or her normal retirement date or, if the participant desires, he or she may elect to receive a reduced pension which can commence on the first day of the month concurrent with or next following the participant’s early retirement date. If the employment of an active participant is terminated because of total and permanent disability, the participant will be entitled to receive a disability pension equal to the participant’s accrued pension, without actuarial reduction, commencing on the date the participant terminates employment due to disability and continuing until his death or until recovery from his total and permanent disability, if prior to age 65.

          Participants generally have no vested interest in retirement plan benefits prior to the completion of five years of service. Following the completion of five years of vesting service, or in the event of a participant’s attainment of age 65 (or the fifth anniversary of participation in the plan, if later), death or termination of employment due to disability, a participant will become 100% vested in his or her accrued benefit under the retirement plan. The retirement plan provides that a participant may receive, subject to certain spousal consent requirements, his or her pension benefit in any of the following forms: (i) a life annuity, (ii) a reduced life annuity for the participant’s life with 120 monthly payments guaranteed if the participant dies prior to receiving the 120 payments, (iii) a 100%, 75% or 50% joint and survivor annuity, or (iv) a lump sum distribution if the value of the accrued pension benefit is less than $5,000.

          See “Potential Post-Termination Benefits” for a discussion of the benefits and payments each executive may receive under the plan upon the termination of his employment.

          Supplemental Pension and Retirement Plan. The Supplemental Pension and Retirement Plan of Beneficial Mutual Savings Bank provides benefits which would have been payable to certain officers under the Bank’s Employees’ Pension and Retirement Plan but for certain IRS limitations. See “Potential Post-Termination Benefits” for a discussion of the benefits and payments each executive may receive under the Supplemental Pension and Retirement Plan upon his termination of employment.

          Salary Continuation Arrangements. Beneficial Mutual Savings Bank maintains salary continuation agreements with Messrs. Conners and Miller to provide the executives with additional compensation at retirement or upon termination of employment by reason of death. The Bank has purchased several insurance policies to fund the benefits provided under the salary continuation arrangements. See “Potential Post-Termination Benefits” for a discussion of the benefits and payments each executive may receive under the salary continuation agreements upon his termination of employment. The Bank previously maintained a salary continuation agreement with Mr. Driscoll and expects to make a final post-termination payment of $55,414 to Mr. Driscoll during 2008 to fulfill its obligations under the agreement.

Non-Qualified Deferred Compensation

          The following table discloses contributions made under any of the non-qualified defined contribution plans sponsored by Beneficial Mutual Savings Bank for each named executive officer who participated in the plan in 2007, along with the earnings and balances on each executive’s account as of December 31, 2007. We made no contributions to any of the plans on behalf of the executives during 2007 and no distributions or withdrawals were made from any of the plans in 2007.

Name	Plan Name	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in 2007	Aggregate Balance at Last Fiscal Year End ($)

Gerard P. Cuddy	Elective Deferred Compensation Plan	$ —	$ —	$ —

Stock-Based Deferral Plan

Joseph F. Conners	Elective Deferred Compensation Plan (1)	13,476	1,012	10,239

	Stock-Based Deferral Plan (1)	20,000	(462)	19,538

Andrew J. Miller	Elective Deferred Compensation Plan	—	—	—

	Stock-Based Deferral Plan	—	—	—

Robert J. Bush	Elective Deferred Compensation Plan	—	—	—

	Stock-Based Deferral Plan	—	—	—

Paul R. Driscoll	Elective Deferred Compensation Plan	—	—	—

	Stock-Based Deferral Plan	—	—	—

(1)	During 2007, $20,000 was transferred into the Stock-Based Deferral Plan from the Elective Deferred Compensation Plan.

          Elective Deferred Compensation Plan. The Beneficial Mutual Savings Bank Elective Deferred Compensation Plan assists certain employees designated by the Board as participants in maximizing their ability to save on a tax-deferred basis. The plan is intended to constitute an unfunded plan primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. Participants must submit a deferral election agreement and distribution form to the Bank’s Human Resources Department outlining the amount of their deferrals and form of distribution prior to the year in which the compensation will be earned. See “Potential Post-Termination Benefits” below for a discussion of the benefits and payments each executive may receive under the Elective Deferred Compensation Plan upon his termination of employment.

          Stock-Based Deferral Plan. Beneficial Mutual Savings Bank maintains a Stock-Based Deferral Plan for certain eligible officers and directors. The plan allows participants to defer compensation and invest their deferrals in Beneficial Mutual Bancorp common stock. See “Potential Post-Termination Benefits” below for a discussion of the benefits and payments each executive may receive under the Stock-Based Deferral Plan upon his termination of employment.

Potential Post-Termination Payments

          Payments Made Upon Termination for Cause. Under the terms of the employment agreements with Messrs. Cuddy, Conners, Miller and Bush, if any of the executives is terminated for cause, he will receive his base salary through the date of termination and retain the rights to any vested benefits subject to the terms of the plan or arrangement under which those benefits are provided.

          Payments Made Upon Termination Without Cause or for Good Reason. If the Bank or the Company terminates an executive’s employment for reasons other than for cause or a change in control, or if an executive resigns from the Bank or the Company after specified circumstances set forth in the agreements that would constitute constructive termination, the employment agreements provide that the executive or, if he dies, his beneficiary, would be entitled to receive two (2) times the sum of the executive’s (i) current base salary and (ii) the most recent bonus paid. The severance benefit would be paid ratably over a two-year period. In addition, the executive would be entitled to receive, for the 24-month period following his termination date, medical, dental and life insurance coverage. If the Bank or the Company terminates its employment relationship with Messrs. Cuddy, Conners or Miller during the term of their employment agreements for reasons other than cause or a change in control, the executive must adhere to a one-year non-competition restriction. If the Company, the Bank or an affiliate of the Company or the Bank terminates Mr. Bush for any reason during the term of his employment agreement, Mr. Bush will be subject to a two-year non-competition restriction and a five-year non-solicitation restriction. Mr. Bush’s Senior Management Agreement provides for similar non-compete and non-solicitation restrictions.

          Payments Made Upon Disability. The employment agreements provide each executive with a disability benefit equal to two-thirds of the executive’s bi-weekly rate of base salary as of his termination date. An executive will cease to receive disability payments upon the earlier of: (1) the date the executive returns to full-time employment; (2) the death of the executive; (3) the executive’s attainment of age 65; or (4) the date the employment agreement would have expired had the executive’s employment not terminated by reason of the executive’s disability. In addition, the executive would continue to be covered, to the greatest extent possible, under all benefit plans in which the executive participated before his disability as if he were actively employed by us. Disability payments are reduced by any disability benefits paid to an executive under any policy or program maintained by the Bank.

          Payments Made Upon Death. Under the employment agreements, the executive’s estate is entitled to receive any salary and bonus accrued but unpaid as of the date of the executive’s death.

          Payments Made Upon a Change in Control. Following a change in control of the Bank or the Company, under the terms of the employment agreements, if an executive voluntarily terminates (upon circumstances discussed in the agreement) or involuntarily terminates employment, the executive or, if the executive dies, the executive’s beneficiary, would be entitled to receive a severance payment equal to three (3) times the sum of the executive’s (i) base salary and (ii) most recent bonus paid by the Company and/or the Bank. In addition, the executive would also be entitled to continued medical, dental and life insurance coverage for the executive and his dependents for 36 months following his termination of employment. Mr. Cuddy would also be entitled to continue his club memberships for 36 months following his termination of employment at no cost to him.

          Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times an individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control (the “Section 280G Limitation”). An individual’s base amount is equal to an average of the individual’s Form W-2 compensation for the five years preceding the year a change in control occurs (or such lesser number of years if the individual has not been employed for five years). Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer may not deduct such amount for federal tax purposes. The employment agreements limit payments made to the executives in connection with a change in control to amounts that will not exceed the limits imposed by Section 280G.

          Under the terms of our employee stock ownership plan, upon a change in control (as defined in the plan), the plan will terminate and the plan trustee will repay in full any outstanding acquisition loan. After repayment of the acquisition loan, all remaining shares of Company common stock held in the loan suspense account, all other stock or securities, and any cash proceeds from the sale or other disposition of any shares of Company common stock held in the loan suspense account will be allocated among the accounts of all participants in the plan who were employed on the date immediately preceding the effective date of the change in control. The allocations of shares or cash proceeds shall be credited to each eligible participant in proportion to the opening balances in their accounts as of the first day of the valuation period in which the change in control occurred. Payments under our employee stock ownership plan are not categorized as parachute payments and, therefore, do not count towards each executive’s Section 280G Limitation.

          All payments under the Elective Deferred Compensation Plan and the Stock-Based Deferral Plan will be made in accordance with the form and timing elections made at the time of each executive’s deferral election.

          Potential Post-Termination Benefits Tables. The amounts shown below assume that each termination event was effective as of December 31, 2007, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination.

          The following table provides the amount of compensation payable to Mr. Cuddy for each of the situations listed below.

	Payments Due Upon (1)

	Termination for Cause	Termination without Cause or for Good Reason	Change in Control with Termination of Employment	Disability (3)	Death (4)

Base salary	—	$850,000	$1,275,000	$566,667	$—
Bonuses	—	204,000	306,000	—	102,000
Health, life and dental insurance benefits	—	27,652	41,478	27,652	—
Fringe benefits (2)	—	—	54,990	—	—
Total payments before Section 280G Limit	—	1,081,652	1,677,468	594,319	102,000

Less amount over Section 280G Limit	—	—	(406,718)	—	—

Total severance payment	—	$1,081,652	$1,270,750	$594,319	$102,000

(1)	The following calculations assume that Mr. Cuddy’s employment agreement was in place on December 31, 2007 and his employment was terminated as of that date.

(2)	Represents the value of maintaining club memberships.

(3)	Calculation based on the date the agreement would have expired had the executive’s employment not terminated due to his disability.

(4)	Bonus payment based on bonus paid in 2007.

          The following table provides the amount of compensation payable to Mr. Conners for each of the situations listed below.

	Payments Due Upon (1)

	Termination for Cause	Termination without Cause or for Good Reason	Change in Control with Termination of Employment	Disability (2)	Death (3)

Base salary	—	$540,000	$810,000	$360,000	$—
Bonuses	—	81,000	121,500	—	40,500
Health, life and dental insurance benefits	—	31,150	46,725	31,150	—
Total payments before Section 280G Limit	—	652,150	978,225	391,150	40,500

Less amount over Section 280G Limit	—	—	(340,641)	—	—

Total severance payment	—	$652,150	$637,584	$391,150	$40,500

(1)	The following calculations assume that Mr. Conners’ employment agreement was in place on December 31, 2007 and his employment was terminated as of that date.

(2)	Calculation based on the date the agreement would have expired had the executive’s employment not terminated due to his disability.

(3)	Bonus payment based on the bonus paid in 2007.

          The following table provides the amount of compensation payable to Mr. Miller for each of the situations listed below.

	Payments Due Upon (1)

	Termination for Cause	Termination without Cause or for Good Reason	Change in Control with Termination of Employment	Disability (2)	Death (3)

Base salary	—	$540,000	$810,000	$360,000	$—

Bonuses	—	81,000	121,500	—	40,500
Health, life and dental insurance benefits	—	28,264	42,396	31,150	—
Total payments before Section 280G Limit	—	649,264	973,896	391,150	40,500

Less amount over Section 280G Limit	—	—	(362,226)	—	—

Total severance payment	—	$649,264	$611,670	$391,150	$40,500

(1)	The following calculations assume that Mr. Miller’s employment agreement was in place on December 31, 2007 and his employment was terminated as of that date.

(2)	Calculation based on the date the agreement would have expired had the executive’s employment not terminated due to his disability.

(3)	Bonus payment based on bonus paid in 2007.

          The following table provides the amount of compensation payable to Mr. Bush for each of the situations listed below.

	Payments Due Upon (1)

	Termination for Cause	Termination without Cause or for Good Reason	Change in Control with Termination of Employment	Disability (2)	Death (3)

Base salary	—	$600,000	$900,000	$400,000	$—
Bonuses	—	90,000	135,000	—	45,000
Health, life and dental insurance benefits	—	20,176	30,264	20,176	—
Total payments before Section 280G Limit	—	710,176	1,065,264	420,176	45,000

Less amount over Section 280G Limit	—	—	(434,781)	—	—

Total severance payment	—	$710,176	$630,483	$420,176	$45,000

(1)	The following calculations assume that Mr. Bush’s employment agreement was in place on December 31, 2007 and his employment was terminated as of that date.

(2)	Calculation based on the date the agreement would have expired had the executive’s employment not terminated due to his disability.

(3)	Bonus payment based on bonus paid in 2007.

OTHER INFORMATION RELATING TO
DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These individuals are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

          Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 2007, except for one late report filed by Donald F. O’Neill regarding purchases of Company common stock.

Transactions with Related Persons

          The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Company to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit the Bank to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee, although the Bank does not currently have such a program in place.

          Pursuant to the Company’s Audit Committee charter, the Audit Committee periodically reviews, no less frequently than quarterly, a summary of the Company’s transactions with directors and executive officers of the Company and with firms that employ directors, as well as any other related person transactions, for the purpose of recommending to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy and should be ratified and approved. Also, in accordance with banking regulations and its policy, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of the Company’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of the Company must disclose any existing or potential conflicts of interest to the President and Chief Executive Officer of the Company. Such potential conflicts of interest include, but are not limited to, the following: (1) the Company conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (2) the ownership of more than 5% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with the Company.

SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS

          The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 17, 2008. If next year’s annual meeting is held on a date more than 30 calendar days from May 22, 2009, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

          The Company’s Bylaws provide that, in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 days before the date of the annual meeting. However, if less than 40 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business of the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

STOCKHOLDER COMMUNICATIONS

          The Company encourages stockholder communications to the Board of Directors and/or individual directors. All communications from stockholders should be addressed to Beneficial Mutual Bancorp, Inc., 510 Walnut Street, Philadelphia, Pennsylvania 19106. Communications to the Board of Directors should be in the care of Thomas M. Topley, Corporate Secretary. Communications to individual directors should be sent to such director at the Company’s address. Stockholders who wish to communicate with a Committee of the Board should send their communications to the care of the Chairperson of the particular committee, with a copy to Elizabeth H. Gemmill, the Chairperson of the Corporate Governance Committee. It is in the discretion of the Corporate Governance Committee whether any communication sent to the full Board should be brought before the full Board.

MISCELLANEOUS

          The Company will pay the cost of this proxy solicitation. In addition to the solicitation of proxies by mail, D.F. King & Co., Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay a fee of $9,000 for these services. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. Additionally, directors, officers and other employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

          The Company’s Annual Report to Stockholders has been included with this proxy statement. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference into this proxy statement.

          If you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

          Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

By Order of the Board of Directors,

/s/ Thomas M. Topley

Thomas M. Topley
Corporate Secretary

Philadelphia, Pennsylvania
April 16, 2008

APPENDIX A

PROPOSED
BENEFICIAL MUTUAL BANCORP, INC.
2008 EQUITY INCENTIVE PLAN

ARTICLE 1
PURPOSE

          The purpose of the Beneficial Mutual Bancorp, Inc. 2008 Equity Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Beneficial Mutual Bancorp, Inc. (the “Company”), by linking the personal financial and economic interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees, officers and directors upon whose judgment, interest and special effort the successful conduct of the Company’s operation largely depends. Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.

ARTICLE 2
DEFINITIONS

          When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless the context clearly requires a different meaning. The following words and phrases shall have the following meanings:

          “Affiliate” means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

          “Award” means any Option or Restricted Stock Award granted to a Participant under the Plan.

          “Award Agreement” means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

          “Board of Directors” means the Board of Directors of the Company.

          “Change in Control” means the occurrence of any one of the following events:

(1)

Merger: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation;

(2)

Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s voting securities, but this clause (2) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities;

(3)

Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (⅔) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(4)	Sale of Assets: The Company sells to a third party all or substantially all of its assets.

          Notwithstanding anything in this Plan to the contrary, in no event shall the reorganization of Beneficial Mutual Savings Bank into the stock holding company form of organization constitute a “Change in Control” for purposes of this Plan; specifically by means of a full conversion of Beneficial Savings Bank MHC, or any successor corporation, to the stock form of ownership under applicable regulations.

          “Change in Control Price” means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

          “Code” means the Internal Revenue Code of 1986, as amended from time to time.

          “Committee” means the committee of the Board of Directors described in Article 4 of the Plan.

          “Company” means Beneficial Mutual Bancorp, Inc., or any successor corporation.

          “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable. Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor, or performance of services in an emeritus advisory or consulting capacity, provided, however, that for purposes of an Incentive Stock Option, “Continuous Status as a Participant” means the absence of any interruption or termination of service as an employee of the Company or any Affiliate, as applicable.

          “Covered Employee” means a covered employee as defined in Section 162(m)(3) of the Code.

          “Disability” shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his or her customary and usual duties for the Company or an Affiliate, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

          “Effective Date” has the meaning assigned such term in Section 3.1 of the Plan.

          “Eligible Participant” means an employee, officer or director of the Company or any Affiliate.

          “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

          “Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, Fair Market Value shall mean a price determined by the Committee in good faith on the basis of objective criteria.

          “Grant Date” means the date an Award is made by the Committee.

          “Incentive Stock Option” means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

          “Non-Employee Director” means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.

          “Nonstatutory Stock Option” means an Option that is not an Incentive Stock Option.

          “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

          “Parent or Subsidiary” means a “parent” or “subsidiary” as such terms are defined in Sections 424(e) and (f) of the Code.

          “Participant” means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided, however, that in the case of the death of a Participant, the term “Participant” refers to a beneficiary designated pursuant to Article 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

          “Plan” means the Beneficial Mutual Bancorp, Inc. 2008 Equity Incentive Plan, as amended from time to time.

          “Restricted Stock Award” means Stock granted to a Participant under Article 8 of the Plan that is subject to certain restrictions and to risk of forfeiture.

          “Shares” means shares of the Company’s Stock. If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term “Shares” shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.

          “Stock” means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to Article 10 of the Plan.

          “1933 Act” means the Securities Act of 1933, as amended from time to time.

          “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

ARTICLE 3
EFFECTIVE TERM OF PLAN

          3.1     EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the shareholders of the Company (the “Effective Date”).

          3.2     TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

ARTICLE 4
ADMINISTRATION

          4.1     COMMITTEE. The Plan shall be administered by a Committee appointed by the Board of Directors (which Committee shall consist of at least two disinterested directors) or, at the discretion of the Board of Directors from time to time, the Plan may be administered by the Board of Directors. It is intended that at least two of the directors appointed to serve on the Committee shall be “non-employee directors” (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and “outside directors” (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who, at the time of consideration for such Award, (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors. The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors. To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.

          4.2     ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled, in good faith, to rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s or an Affiliate’s independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

          4.3     AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

(a)	Grant Awards;

(b)	Designate Participants;

(c)	Determine the type or types of Awards to be granted to each Participant;

(d)	Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(e)

Determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

(f)

Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

(g)	Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)	Decide all other matters that must be determined in connection with an Award;

(i)	Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

(j)	Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(k)	Amend the Plan or any Award Agreement as provided herein.

          Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee’s authority under subsections (a) through (h) above, pursuant to a resolution that specifies the total number of Options or Restricted Stock Awards that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

          4.4     AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

          5.1     NUMBER OF SHARES. Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 5,643,351.

          5.2     SHARE COUNTING. To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

          5.3     STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

          5.4     LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Article 10), the maximum number of Shares that may be delivered pursuant to Options under the Plan is 4,030,965 and the maximum number of Shares that may be delivered pursuant to Award of Restricted Stock under the Plan is 1,612,386. The maximum number of Shares with respect to which Options may be granted during any one calendar year under the Plan to any one Participant shall be 1,007,741.

ARTICLE 6
ELIGIBILITY

          Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.

ARTICLE 7
STOCK OPTIONS

          7.1     GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)	Exercise Price. The exercise price of an Option shall not be less than the Fair Market Value as of the Grant Date.

(b)

Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan. The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

(c)	Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including “cashless exercise” arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

(d)	Exercise Term. In no event may any Option be exercisable for more than ten (10) years from the Grant Date.

          7.2     INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a)

Lapse of Option. Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3), (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Nonstatutory Stock Option:

(1)	The expiration date set forth in the Award Agreement.

(2)	The tenth anniversary of the Grant Date.

(3)	Three (3) months after termination of the Participant’s Continuous Status as a Participant for any reason other than the Participant’s Disability or death.

(4)	One (1) year after the Participant’s Continuous Status as a Participant by reason of the Participant’s Disability.

(5)

One (1) year after the termination of the Participant’s death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4), but before the Option otherwise lapses.

Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant’s termination of employment. Upon the Participant’s death, any exercisable Incentive Stock Options may be exercised by the Participant’s beneficiary, determined in accordance with Section 9.4 of the Plan.

(b)

Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 (or any higher value as may be permitted under Section 422 of the Code).

(c)

Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least one hundred and ten percent (110%) of the Fair Market Value per Share at the Grant Date and the Option expires no later than five (5) years after the Grant Date.

(d)

Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by shareholders, or the termination of the Plan, if earlier.

(e)

Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant’s Disability, by the Participant’s guardian or legal representative.

(f)	Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

(g)	Limitations of Option Grants for Section 162(m) of the Code. The Committee may not grant more than 50,000 Options to any individual in any single calendar year.

ARTICLE 8
RESTRICTED STOCK

          8.1     GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee.

          8.2     ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock.

          8.3     FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from death or disability or in connection with a Change in Control, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

          8.4     DELIVERY OF RESTRICTED STOCK. Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares. Each such stock certificate shall bear the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Beneficial Mutual Bancorp, Inc. 2008 Equity Incentive Plan and in the Award Agreement entered into between the registered owner of such shares and Beneficial Mutual Bancorp,

Inc. or its Affiliates. A copy of the Plan and the Award Agreement is on file in the office of the Corporate Secretary of Beneficial Mutual Bancorp, Inc.”

          Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and the Award Agreement. Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

          8.5     VOTING RIGHTS. Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

          8.6     DIVIDENDS AND OTHER DISTRIBUTIONS. During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

          8.7     PERFORMANCE AWARDS. Subject to the limitations of this Plan, the Committee may, in its discretion, grant performance awards to eligible individuals upon such terms and conditions and at such times as the Comittee shall determine. Performance awards may be in the form of performance shares. An award of a performance share is a grant of a right to receive shares of Common Stock which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the fair market value of a share of Common Stock.

          Subject to the terms of this Plan and the requirements of Section 409A of the Code, the Committee has the authority to determine the nature, length and starting date of the period during which a Participant may earn a performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned. These conditions may include specific performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. Performance awards granted under the Plan may be based on one or more of the following business criteria: basic earnings per common share, basic cash earnings per common share, diluted earnings per common share, diluted cash earnings per common share, net income, cash earnings, net interest income, non-interest income, general and administrative expense to average assets ratio, cash general and administrative expense to average assets ratio, efficiency ratio, cash efficiency ratio, return on average assets, cash return on average assets, return on average stockholders’ equity, cash return on average stockholders’ equity, return on average tangible stockholders’ equity, cash return on average tangible stockholders’ equity, core earnings, operating income, operating efficiency ratio, net interest rate spread, loan production volume, non-performing loans, cash flow, strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management, or any combination of the foregoing. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or shares of common stock outstanding, or to assets or net assets.

          No later than 90 days following the commencement of a performance period (or such other time as may be required by Section 162(m) of the Code), the Committee shall, in writing (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts which may be earned for such performance period, and (iii) specify the relationship between the performance goals and targets and the amounts to be earned by each participant for the performance period.

ARTICLE 9
GENERAL PROVISIONS APPLICABLE TO AWARDS

          9.1     STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the sole discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.

          9.2     TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten (10) years from its Grant Date (or, if Section 7.2(c) applies, five (5) years from its Grant Date).

          9.3     LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be an option described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

          9.4     BENEFICIARIES. Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant’s estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

          9.5     STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

          9.6     ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement, upon the Participant’s death or Disability during his or her Continuous Status as a Participant, all of such Participant’s outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the

Participant’s outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(b) of the Plan, the excess Options shall be deemed to be Nonstatutory Stock Options.

          9.7     TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion and in accordance with the terms of the Plan, and any determination by the Committee shall be final and conclusive. A Participant’s Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.

ARTICLE 10
CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL

          10.1   CHANGES IN CAPITAL STRUCTURE. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee shall adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefore.

          10.2   ACCELERATED VESTING AND PAYMENT. Subject to the provisions of Section 10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:

(a)

Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment or service is involuntarily terminated or constructively terminated for any reason except cause within twelve (12) months of such Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

(b)	Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

(c)

The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.

          10.3   ALTERNATIVE AWARDS. Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefore (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Section 12.16 of the Plan; provided, however, that any such Alternative Award must:

(a)	Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

(b)	Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

(c)	Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(d)

Have terms and conditions which provide that, in the event the Participant’s employment is involuntarily terminated or constructively terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

ARTICLE 11
AMENDMENT, MODIFICATION AND TERMINATION

          11.1   AMENDMENT, MODIFICATION AND TERMINATION. The Board of Directors or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) comply with the listing or other requirements of an exchange, or (iii) satisfy any other tax, securities or other applicable laws, policies or regulations.

          11.2   AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

(a)

Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant’s consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise price of such Award);

(b)	The original term of an Option may not be extended without the prior approval of the shareholders of the Company;

(c)	Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

(d)

No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be “adversely affected” by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

ARTICLE 12
GENERAL PROVISIONS

          12.1   NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

          12.2   NO SHAREHOLDER RIGHTS. Except as otherwise provided in this Plan or in an Award Agreement, no Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

          12.3   WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

          12.4   NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, in any Award Agreement or in any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant’s employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant’s Award or otherwise.

          12.5   UNFUNDED STATUS OF AWARDS. The Plan is intended to be an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

          12.6   RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

          12.7   EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

          12.8   TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

          12.9   GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

          12.10  FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

          12.11  GOVERNMENT AND OTHER REGULATIONS.

(a)

Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

(b)

Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee’s determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

(c)	Notwithstanding any other provision contained in the Plan, this Plan will comply with the requirements of 12 C.F.R. Section 575.8 and 12 C.F.R. Section 563b.500, including:

(i)

No Options or Restricted Stock Awards granted to any Eligible Participant who is a common law employee may exceed twenty-five percent (25%) of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

(ii)

No Options or Restricted Stock Awards granted to any individual Non-Employee Director may exceed five percent (5%) of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

(iii)

The aggregate amount of Options or Restricted Stock Awards granted to all Non-Employee Directors may not exceed thirty percent (30%) of the total amount of Options or Restricted Stock Awards, as applicable, under the Plan; and

(iv)

No single grant of Options or Restricted Stock Awards under the Plan may become exercisable or vest at a rate more quickly than twenty percent (20%) per year commencing one (1) year from the Grant Date.

          12.12   GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of Pennsylvania.

          12.13   ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided, however, that such other terms and conditions are not inconsistent with the provisions of the Plan.

          12.14   INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Charter or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold them harmless.

          12.15   NO LIMITATIONS ON RIGHTS OF COMPANY. Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

          12.16   SUCCESSORS. Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

REVOCABLE PROXY
BENEFICIAL MUTUAL BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS

May 22, 2008
9:00 a.m., Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints the official proxy committee of Beneficial Mutual Bancorp, Inc. (the “Company”), consisting of Edward G. Boehne, Elizabeth H. Gemmill and Joseph J. McLaughlin, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on May 22, 2008 at 9:00 a.m., local time, at The Down Town Club, Public Ledger Building, 150 South Independence Mall West, Philadelphia, Pennsylvania and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Proxy Committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

▼ FOLD AND DETACH HERE ▼

BENEFICIAL MUTUAL BANCORP, INC. – ANNUAL MEETING. MAY 22, 2008

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-888-216-1319 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/bncl and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS.

1.	The election as directors of all nominees listed for the terms stated in the accompanying proxy statement (unless the “For All Except” box is marked and the instructions below are complied with).

	Edward G. Boehne	Charles Kahn, Jr.	Donald F. O’Neill
	Gerard P. Cuddy	Thomas J. Lewis	Craig W. Yates
	Frank A. Farnesi	Joseph J. McLaughlin	Roy D. Yates
	Elizabeth H. Gemmill	Michael J. Morris
	Thomas F. Hayes	George W. Nise
FOR ALL
	FOR	WITHHOLD	EXCEPT

	☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below.

2.	The approval of the Beneficial Mutual Bancorp, Inc. 2008 Equity Incentive Plan.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

3.	The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Beneficial Mutual Bancorp, Inc. for the fiscal year ending December 31, 2008.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

Dated:

SIGNATURE OF STOCKHOLDER

SIGNATURE OF CO-HOLDER (IF ANY)

          Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW.

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.	By Mail; or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy by mail. Please note telephone and Internet votes must be cast prior to 3 a.m., May 22, 2008. it is not necessary to return this proxy if you vote by telephone or Internet.

VOTE BY TELEPHONE	VOTE BY INTERNET
Call Toll-Free on a Touch-Tone Phone	anytime prior to
anytime prior to 3 a.m., May 22, 2008:	3 a.m., May 22, 2008 go to
1-888-216-1319	https://www.proxyvotenow.com/bncl

Please note the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

YOUR VOTE IS IMPORTANT!

[Beneficial Mutual Bancorp, Inc. Letterhead]

Dear Beneficial Mutual Savings Bank 401(k) Plan Participant:

          On behalf of the Board of Directors of Beneficial Mutual Bancorp, Inc. (the “Company”), I am forwarding you the attached GREEN voting instruction card to convey your voting instructions to RSGroup Trust Company (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of Beneficial Mutual Bancorp, Inc. to be held on May 22, 2008. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders of Beneficial Mutual Bancorp, Inc. and a copy of the Company’s Annual Report to Stockholders.

          As a holder of Beneficial Mutual Bancorp, Inc. common stock through the Beneficial Mutual Bancorp, Inc. Stock Fund in the Beneficial Mutual Savings Bank 401(k) Plan, you are entitled to direct the Trustee how to vote the shares of common stock credited to your account as of April 4, 2008, the record date for the Annual Meeting. If the Trustee does not receive your instructions by May 15, 2008, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions received from other 401(k) Plan participants.

          Please submit your voting instructions via the Internet or telephone or complete, sign and return the enclosed GREEN voting instruction card in the enclosed postage-paid envelope. Your vote will not be revealed, directly or indirectly, to any employee or director of Beneficial Mutual Bancorp, Inc. or Beneficial Bank.

Sincerely,

/s/ Gerard P. Cuddy

Gerard P. Cuddy
President and Chief Executive Officer

BENEFICIAL MUTUAL SAVINGS BANK 401(k) PLAN VOTING INSTRUCTION CARD

BENEFICIAL MUTUAL BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS

May 22, 2008
9:00 a.m., Local Time

          The undersigned hereby directs the 401(k) Plan Trustee to vote all shares of common stock of Beneficial Mutual Bancorp, Inc. (the “Company”) credited to the undersigned’s account, for which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 22, 2008 at 9:00 a.m., local time at The Down Town Club, Public Ledger Building, 150 South Independence Mall West, Philadelphia, Pennsylvania and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

▼ FOLD AND DETACH HERE ▼

BENEFICIAL MUTUAL BANCORP, INC. – ANNUAL MEETING. MAY 22, 2008

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-888-216-1319 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/bncl and follow the instructions.

or

3.	Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS.

1.	The election as directors of all nominees listed for the terms stated in the accompanying proxy statement (unless the “For All Except” box is marked and the instructions below are complied with).

Edward G. Boehne	Charles Kahn, Jr.	Donald F. O’Neill
Gerard P. Cuddy	Thomas J. Lewis	Craig W. Yates
Frank A. Farnesi	Joseph J. McLaughlin	Roy D. Yates
Elizabeth H. Gemmill	Michael J. Morris
Thomas F. Hayes	George W. Nise

FOR ALL
FOR	WITHHOLD	EXCEPT

☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below.

2.	The approval of the Beneficial Mutual Bancorp, Inc. 2008 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN

☐	☐	☐

3.	The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Beneficial Mutual Bancorp, Inc. for the fiscal year ending December 31, 2008.

FOR	AGAINST	ABSTAIN

☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

Date:

Participant sign above

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY MAY 15, 2008.

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW.

VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.	By Mail; or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this voting instruction card by mail. Please note telephone and Internet votes must be cast prior to 3 a.m., May 22, 2008. it is not necessary to return this voting instruction card if you vote by telephone or Internet.

VOTE BY TELEPHONE	VOTE BY INTERNET
Call Toll-Free on a Touch-Tone Phone	anytime prior to
anytime prior to 3 a.m., May 22, 2008:	3 a.m., May 22, 2008 go to
1-888-216-1319	https://www.proxyvotenow.com/bncl

Please note the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

YOUR VOTE IS IMPORTANT!

[Beneficial Mutual Bancorp, Inc. Letterhead]

Dear Beneficial Insurance Services, LLC 401(k) Plan Participant:

          On behalf of the Board of Directors of Beneficial Mutual Bancorp, Inc. (the “Company”), I am forwarding you the attached YELLOW voting instruction card to convey your voting instructions to RSGroup Trust Company (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of Beneficial Mutual Bancorp, Inc. to be held on May 22, 2008. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders of Beneficial Mutual Bancorp, Inc. and a copy of the Company’s Annual Report to Stockholders.

          As a holder of Beneficial Mutual Bancorp, Inc. common stock through the Beneficial Mutual Bancorp, Inc. Stock Fund in the Beneficial Insurance Services, LLC 401(k) Plan, you are entitled to direct the Trustee how to vote the shares of common stock credited to your account as of April 4, 2008, the record date for the Annual Meeting. If the Trustee does not receive your instructions by May 15, 2008, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions received from other 401(k) Plan participants.

          Please submit your voting instructions via the Internet or telephone or complete, sign and return the enclosed YELLOW voting instruction card in the enclosed postage-paid envelope. Your vote will not be revealed, directly or indirectly, to any employee or director of Beneficial Mutual Bancorp, Inc. or Beneficial Bank.

Sincerely,

/s/ Gerard P. Cuddy

Gerard P. Cuddy
President and Chief Executive Officer

BENEFICIAL INSURANCE SERVICES, LLC 401(k) PLAN VOTING INSTRUCTION CARD

BENEFICIAL MUTUAL BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS

May 22, 2008
9:00 a.m., Local Time

          The undersigned hereby directs the 401(k) Plan Trustee to vote all shares of common stock of Beneficial Mutual Bancorp, Inc. (the “Company”) credited to the undersigned’s account, for which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 22, 2008 at 9:00 a.m., local time at The Down Town Club, Public Ledger Building, 150 South Independence Mall West, Philadelphia, Pennsylvania and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

▼ FOLD AND DETACH HERE ▼

BENEFICIAL MUTUAL BANCORP, INC. – ANNUAL MEETING. MAY 22, 2008

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-888-216-1319 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/bncl and follow the instructions.

or

3.	Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS.

1.	The election as directors of all nominees listed for the terms stated in the accompanying proxy statement (unless the “For All Except” box is marked and the instructions below are complied with).

Edward G. Boehne	Charles Kahn, Jr.	Donald F. O’Neill
Gerard P. Cuddy	Thomas J. Lewis	Craig W. Yates
Frank A. Farnesi	Joseph J. McLaughlin	Roy D. Yates
Elizabeth H. Gemmill	Michael J. Morris
Thomas F. Hayes	George W. Nise
FOR ALL
FOR	WITHHOLD	EXCEPT

☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below.

3.	The approval of the Beneficial Mutual Bancorp, Inc. 2008 Equity Incentive Plan.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

3.	The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Beneficial Mutual Bancorp, Inc. for the fiscal year ending December 31, 2008.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

Date:

Participant sign above

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY MAY 15, 2008.

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW.

VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.	By Mail; or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this voting instruction card by mail. Please note telephone and Internet votes must be cast prior to 3 a.m., May 22, 2008. it is not necessary to return this voting instruction card if you vote by telephone or Internet.

VOTE BY TELEPHONE	VOTE BY INTERNET
Call Toll-Free on a Touch-Tone Phone	anytime prior to
anytime prior to 3 a.m., May 22, 2008:	3 a.m., May 22, 2008 go to
1-888-216-1319	https://www.proxyvotenow.com/bncl

Please note the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

YOUR VOTE IS IMPORTANT!

[Beneficial Mutual Bancorp, Inc. Letterhead]

Dear ESOP Participant:

          On behalf of the Board of Directors of Beneficial Mutual Bancorp, Inc. (the “Company”), I am forwarding you the attached BLUE voting instruction card to convey your voting instructions to RSGroup Trust Company (the “Trustee”) on the proposals to be presented at the Annual Meeting of Stockholders of Beneficial Mutual Bancorp, Inc. to be held on May 22, 2008. Also enclosed is a Notice and Proxy Statement for the Annual Meeting of Stockholders of Beneficial Mutual Bancorp, Inc. and a copy of the Company’s Annual Report to Stockholders.

          As a participant in the Beneficial Mutual Savings Bank Employee Stock Ownership Plan (the “ESOP”), you are entitled to vote all shares of Company common stock allocated to your account as of April 4, 2008, the record date for the Annual Meeting. All allocated shares of Company common stock will be voted as directed by participants, so long as participant instructions are received by the Trustee on or before May 15, 2008. If you do not direct the Trustee as to how to vote the shares of Company common stock allocated to your ESOP account, the Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties.

          Please submit your voting instructions via the Internet or telephone or complete, sign and return the enclosed BLUE voting instruction card in the enclosed postage-paid envelope. Your vote will not be revealed, directly or indirectly, to any employee or director of Beneficial Mutual Bancorp, Inc. or Beneficial Bank.

Sincerely,

/s/ Gerard P. Cuddy

Gerard P. Cuddy
President and Chief Executive Officer

ESOP VOTING INSTRUCTION CARD

BENEFICIAL MUTUAL BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS

May 22, 2008
9:00 a.m., Local Time

          The undersigned hereby directs the ESOP Trustee to vote all shares of common stock of Beneficial Mutual Bancorp, Inc. (the “Company”) allocated to the undersigned’s account, for which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 22, 2008 at 9:00 a.m., local time at The Down Town Club, Public Ledger Building, 150 South Independence Mall West, Philadelphia, Pennsylvania and at any adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

▼ FOLD AND DETACH HERE ▼

BENEFICIAL MUTUAL BANCORP, INC. – ANNUAL MEETING. MAY 22, 2008

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-888-216-1319 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/bncl and follow the instructions.

or

3.	Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS.

1.	The election as directors of all nominees listed for the terms stated in the accompanying proxy statement (unless the “For All Except” box is marked and the instructions below are complied with).

Edward G. Boehne	Charles Kahn, Jr.	Donald F. O’Neill
Gerard P. Cuddy	Thomas J. Lewis	Craig W. Yates
Frank A. Farnesi	Joseph J. McLaughlin	Roy D. Yates
Elizabeth H. Gemmill	Michael J. Morris
Thomas F. Hayes	George W. Nise

FOR	WITHHOLD	FOR ALL EXCEPT

☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below.

4.	The approval of the Beneficial Mutual Bancorp, Inc. 2008 Equity Incentive Plan.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

3.	The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Beneficial Mutual Bancorp, Inc. for the fiscal year ending December 31, 2008.

	FOR	AGAINST	ABSTAIN

	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

Date:

Participant sign above

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY MAY 15, 2008.

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW.

VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1.	By Mail; or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this voting instruction card by mail. Please note telephone and Internet votes must be cast prior to 3 a.m., May 22, 2008. it is not necessary to return this voting instruction card if you vote by telephone or Internet.

VOTE BY TELEPHONE	VOTE BY INTERNET
Call Toll-Free on a Touch-Tone Phone	anytime prior to
anytime prior to 3 a.m., May 22, 2008:	3 a.m., May 22, 2008 go to
1-888-216-1319	https://www.proxyvotenow.com/bncl

Please note the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

YOUR VOTE IS IMPORTANT!